Exhibit 10.2

EXECUTION VERSION

PURCHASE AGREEMENT

PURCHASE AGREEMENT, dated May 10, 2018 (this “Agreement”), by and between the seller listed on Schedule I hereto, as seller (the “Seller”), and Virtu Financial, Inc., a Delaware corporation, as purchaser (the “Purchaser”).

WHEREAS, the Board of Directors of the Purchaser (the “Board”) has determined to effect an underwritten public offering (the “Offering”) of the Purchaser’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”); and

WHEREAS, in connection with the consummation of the Offering, the Seller wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Seller, the number of non-voting common interest units (“Virtu Financial Units”) of Virtu Financial LLC, a Delaware limited liability company, and shares of the Purchaser’s Class D common stock, par value $0.00001 per share (the “Class D Common Stock”), set forth opposite the Seller’s name on Schedule I hereto;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1                               Definitions.  As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings set forth below:

“Additional Closing” means each closing of the purchase of Additional Purchased Paired Interests.

“Additional Offering Closing” means any additional closing of the sale of Class A Common Stock in the Offering pursuant to the exercise of the underwriters’ option to purchase additional shares of Class A Common Stock, which closing may occur on the same date and time as the Offering Closing.

“Additional Purchased Paired Interests” means the number of Paired Interests to be sold by the Seller at any Additional Closing (determined by multiplying (i) the number of Paired Interests set forth opposite the Seller’s name under the column entitled “Additional Purchased Paired Interests” on Schedule I hereto by (ii) (a) the total number of shares of Class A Common Stock to be sold in the related Additional Closing divided by (b) the total number of shares of Class A Common Stock that may be sold pursuant to the exercise of the underwriters’ option to purchase additional shares of Class A Common Stock (rounded up or down to the next whole number by the Purchaser in its sole discretion)).

“Closing” means each Additional Closing together with the Initial Closing.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Discounted Price” means (i) the Offering Price less (ii) the Per Share Underwriting Discount.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Initial Closing” means the closing of the purchase of the Initial Purchased Paired Interests.

“Initial Purchased Paired Interests” means the number of Paired Interests set forth opposite the Seller’s name under the column entitled “Initial Purchased Paired Interests” on Schedule I hereto.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest of any kind or nature whatsoever.

“Offering Closing” means the initial closing of the sale of Class A Common Stock in the Offering.

“Offering Price” means the per share public offering price for the Class A Common Stock in the Offering.

“Paired Interest” or “Paired Interests” means one or more Virtu Financial Units together with an equal number of shares of Class D Common Stock.

“Per Share Underwriting Discount” means the underwriting discount per share paid to the underwriters in the Offering.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

ARTICLE 2

PURCHASE AND SALE OF PAIRED INTERESTS

2.1                               Purchase and Sale.

(a)                                 Subject to the terms herein set forth, at the Initial Closing, (i) the Seller agrees (severally and not jointly) to sell, convey, assign and transfer to the Purchaser the Initial Purchased Paired Interests, and the Purchaser agrees to purchase such Initial Purchased Paired Interests from the Seller for a purchase price equal to the Offering Price per Initial Purchased Paired Interest and (ii) the Seller shall be responsible for the Per Share Underwriting Discount with respect to each Initial Purchased Paired Interest sold, conveyed, assigned and transferred by the Seller.  For administrative convenience, the net amount per Initial Purchased Paired Interest paid to the Seller by the Purchaser shall be the Discounted Price.

(b)                                 Subject to the terms herein set forth, at each Additional Closing, (i) the Seller agrees to sell, convey, assign and transfer to the Purchaser the Additional Purchased Paired Interests, and the Purchaser agrees to purchase such Additional Purchased Paired Interests from the Seller for a purchase price equal to the Offering Price per Additional Purchased Paired Interest and (ii) the Seller shall be responsible for the Per Share Underwriting Discount with respect to each Additional Purchased Paired Interest sold, conveyed, assigned and transferred by the Seller.  For administrative convenience, the net amount per Additional Purchased Paired Interest paid to the Seller by the Purchaser shall be the Discounted Price.

2.2                               Closing.

(a)                                 The Initial Closing shall occur at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019 immediately following the Offering Closing.

(b)                                 Each Additional Closing shall occur at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019 immediately following the Offering Closing.

(c)                                  At each Closing, (i) the Purchaser shall deliver to the Seller the Discounted Price for each Initial Purchased Paired Interest or Additional Purchased Paired Interest, as applicable, being purchased by the Purchaser from the Seller as set forth in Section 2.1, by wire transfer of immediately available funds to a bank account designated in writing by the Seller and (ii) the Seller shall deliver to the Purchaser (A) a duly endorsed instrument of assignment with respect to the Virtu Financial Units included in the Initial Purchased Paired Interests or the Additional Purchased Paired Interests being sold at such Closing in substantially the form attached hereto as Exhibit A (a “Virtu Financial Unit Assignment Agreement”) and (B) a duly executed and notarized, irrevocable Power of Attorney in substantially the form attached hereto as Exhibit B (the “Power of Attorney”) appointing certain officers of the Purchaser the Seller’s true and lawful attorney-in-fact to: (1) execute for and on behalf of the Seller a Transfer of Ownership with W-9 Form (the “Transfer of Ownership”) in connection with the transfer of Class D Common Stock by the Seller to the Company pursuant to this Agreement and (2) do and perform any and all acts for and on behalf of the Seller that may be necessary or desirable to complete and execute any such Transfer of Ownership.

2.3                               Conditions to Closing.

(a)                                 The obligations of the Purchaser and the Seller to be performed at the Initial Closing shall be conditioned upon the simultaneous or prior completion of the Offering Closing, and the obligations of the Purchaser and the Seller to be performed at any Additional shall be conditioned upon the simultaneous or prior completion of the applicable Additional Offering Closing.

(b)                                 The obligations of the Purchaser to be performed at any Closing shall be subject to the condition that the representations and warranties set forth in Article 3 shall be true and correct as of such Closing as if then made.

(c)                                  The obligations of each Seller to be performed at any Closing shall be subject to the condition that the representations and warranties of Purchaser set forth in Article 4 shall be true and correct as of such Closing as if then made.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents, warrants, and agrees as of the date hereof as follows:

3.1                               Capacity; Authority; Execution and Delivery; Enforceability.  The Seller has the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Seller and no other proceedings on the part of the Seller are necessary to approve this Agreement and to consummate the transactions contemplated hereby. The Seller has duly executed and delivered this Agreement (and will duly execute and deliver any Virtu Financial Unit Assignment Agreement and Power of Attorney), and, assuming due execution and delivery by the Purchaser, each such agreement constitutes or will constitute the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

3.2                               Title.  The Seller owns beneficially and of record and has full power and authority to convey, free and clear of any Liens, the Virtu Financial Units and shares of Class D Common Stock included in the Initial Purchased Paired Interests or Additional Purchased Paired Interests, as applicable, set forth opposite its name on Schedule I hereto (subject to any transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States).  Assuming the Purchaser has the requisite power and authority to be the lawful owner of the Virtu Financial Units and shares of Class D Common Stock, upon the Seller’s receipt of the applicable purchase price and the transfer of the Initial Purchased Paired Interests or Additional Purchased Paired Interests at the Initial Closing or any Additional Closing, as applicable, good, valid and marketable title to the Virtu Financial Units and shares of Class D Common Stock included in the Initial Purchased Paired Interests or any Additional Purchased Paired Interests, as applicable, will pass to the Purchaser, free and clear of any Liens.

3.3                               No Conflicts.  Neither the execution nor the delivery of this Agreement (and any Virtu Financial Unit Assignment Agreement and Power of Attorney) nor the consummation of the transactions contemplated hereby will (i) result in any breach of or constitute a default under any term of any material agreement, mortgage, indenture, license, permit, lease, or other instrument, or (ii) conflict with or result in a violation of any judgment, decree, order, law, or regulation by which the Seller is bound.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser makes the following representations and warranties for the benefit of the Seller as of the date hereof:

4.1                               Organization, Standing and Power.  The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

4.2                               Authority; Execution and Delivery; Enforceability.  The Purchaser has the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and no other proceedings on the part of the Purchaser are necessary to approve this Agreement and to consummate the transactions contemplated hereby.  The Purchaser has duly executed and delivered this Agreement, and, assuming due execution and delivery by the Seller, this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.3                               No Conflicts.  Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any breach of or constitute a default under any term of any material agreement, mortgage, indenture, license, permit, lease, or other instrument or (ii) conflict with or result in a violation of any judgment, decree, order, law or regulation by which the Purchaser is bound.

ARTICLE 5

MISCELLANEOUS

5.1                               Notices.  All notices or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid.  Any such notice shall be deemed given when so delivered personally, telecopied or sent by certified, registered or express mail, as follows:

(a)                                 If to the Seller, at the address specified for the Seller on the member schedule of Virtu Financial or to such other address as the Seller may hereafter specify to the Purchaser for the purpose by notice:

(b)                                 If to the Purchaser, to:

Virtu Financial, Inc.

300 Vesey Street
New York, NY 10282
Telephone:  (212) 418-0100

Facsimile: (212) 418 0100
Attention:  General Counsel

With a copy to (which shall not constitute actual or constructive notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY  10019-6064
Telephone:  (212) 373-3000
Facsimile:  (212) 757-3990
Attention:  John C. Kennedy, Esq.

Any party may by notice given in accordance with this Section 5.1 designate another address or person for receipt of notices hereunder.

5.2                               Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.  No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.  No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto.

5.3                               Amendment and Waiver.

(a)                                 No failure or delay on the part of the Seller or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Seller or the Purchaser at law, in equity or otherwise.

(b)                                 Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective only if it is made or given in writing and signed by the Seller and the Purchaser.

5.4                               Counterparts.  This Agreement may be executed in any number of counterparts and in separate counterparts, all of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Facsimile signatures or signatures received as a .pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.  This Agreement shall become effective when, and only when, each party hereto shall have received a counterpart signed by all of the other parties hereto.

5.5                               Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.6                               Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this agreement or the transactions contemplated hereby shall be brought in the Delaware chancery court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

5.7                               Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

5.8                               Entire Agreement.  This Agreement, together with the schedules and exhibits hereto, are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

5.9                               Further Assurances.  Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

TJMT HOLDINGS LLC

By:	/s/ Michael Viola
	Name:	Michael Viola
	Title:	Class B Managing Member

[Signature Page to Purchase Agreement]

VIRTU FINANCIAL, INC.

By:	/s/ Douglas A. Cifu
	Name:	Douglas A. Cifu
	Title:	Chief Executive Officer

[Signature Page to Purchase Agreement]

Schedule I

Initial Purchased Paired Interests.

Seller	Initial Purchased Paired Interests
TJMT Holdings LLC	8,718,750

Additional Purchased Paired Interests.

Seller	Additional Purchased Paired Interests
TJMT Holdings LLC	1,800,000

EXHIBIT A

FORM OF ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT (this “Agreement”), dated as of May [•], 2018, by and between [•] (the “Seller”), Virtu Financial, Inc., a Delaware corporation (the “Purchaser”), and Virtu Financial LLC, a Delaware limited liability company (“Virtu Financial”).  Each capitalized term used herein without definition shall have the meaning assigned to it in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Purchaser and the Seller entered into a Purchase Agreement, dated as of May [•], 2018 (the “Purchase Agreement”), pursuant to which each Seller agreed to sell, assign, convey and transfer Virtu Financial Units to the Purchaser; and

WHEREAS, the Purchaser has agreed to purchase such Virtu Financial Units from each Seller pursuant to the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.                                      Transfer.  Each Seller hereby sells, assigns, conveys and transfers to the Purchaser the number of Virtu Financial Units set forth below its signature on the signature pages hereto.

2.                                      Acknowledgement of Sale by Virtu Financial.  Virtu Financial hereby acknowledges the sale, assignment, conveyance and transfer by each Seller to the Purchaser of the number of Virtu Financial Units set forth under the Seller’s signature hereto and shall cause the member schedule to its Third Amended and Restated Limited Liability Company Agreement to be amended to reflect the sale and transfer of Virtu Financial Units as contemplated in the Purchase Agreement and herein.

3.                                      Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this agreement or the transactions contemplated hereby shall be brought in the Delaware chancery court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

4.                                      Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.                                      Further Assurances.  Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

6.                                      Counterparts.  This Agreement may be executed in any number of counterparts and in separate counterparts, all of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Parties to this Agreement as of the date first written above.

Seller

Name:
By:
Title:
Number of Virtu Financial
Units:

[Signature Page to Assignment Agreement]

Virtu Financial, Inc.

By:
Name:
Title:

Virtu Financial LLC

By:
Name:
Title:

[Signature Page to Assignment Agreement]

EXHIBIT B

Form of Power of Attorney

Know all by these presents, that the undersigned hereby irrevocably constitutes and appoints each of the following officers of Virtu Financial, Inc. (the “Company”):

(i)                                     General Counsel,

(ii)                                  Chief Financial Officer, and

(iii)                               Chief Executive Officer

signing singly, the undersigned’s true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned a Transfer of Ownership with W-9 Form (the “Transfer of Ownership”) in connection with the transfer of shares of Class D common stock, par value $0.00001 per share, of the Company by the undersigned to the Company pursuant to that certain Purchase Agreement, by and between the undersigned and the Company (the “Purchase Agreement”); and

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Transfer of Ownership.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Company; and, in consideration of those interests and for the purpose of completing the transactions contemplated by the Purchase Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby, to the extent enforceable by law, shall be deemed an agency coupled with an interest and be irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned or any executor or trustee or the termination of any estate or trust or by the dissolution or liquidation of any corporation or partnership or by the occurrence of any other event, and the obligations of the undersigned under the Purchase Agreement similarly are not to be subject to termination. If any such individual or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any such corporation or partnership should be dissolved or liquidated or if any other such event should occur before the delivery of the shares to be sold by the undersigned under the Purchase Agreement, certificates representing such shares shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Purchase Agreement and all other actions required to be taken under the Purchase Agreement shall be taken, and actions taken by the Attorneys-in-Fact, or any of them acting alone, pursuant to this Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Attorneys-in-Fact, or any of them acting alone, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

Notwithstanding the foregoing, if the Purchase Agreement is not executed and delivered on or prior to the ninetieth day after the date of this Power of Attorney, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving written notice to each of the Attorneys-in-Fact that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys-in-Fact or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

This Power of Attorney shall remain in full force and effect until the consummation of the all of the transactions contemplated by the Purchase Agreement, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this     day of [May] 2018.

Stockholder:

[•]
By:

Title: [•]

STATE OF COUNTY OF	}	ss.:

On this ........ day of ............................................., 20......, before me personally came ..........................................................., to me known and known to me to be the individual who executed the foregoing instrument and acknowledged that he/she executed, and was duly authorized to execute, the same as and for the act and deed of such person.